UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013 (December 6, 2013)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Dairy Ashford

Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2013, our Board of Directors amended and restated our By-Laws. Article IX was added to require that Delaware be the exclusive forum for derivative suits and other disputes unless the Company consents in writing to an alternative forum. Certain technical and conforming amendments were also made to the By-Laws. The preceding summary of the amendments to the By-Laws is qualified in its entirety by reference to the complete copy of the Amended and Restated By-Laws filed as Exhibit 3.1 and incorporated by reference herein. The By-Law amendments are effective as of December 6, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	—	Amended and Restated By-Laws of ConocoPhillips, as amended and restated on December 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Janet Langford Kelly
December 10, 2013	Janet Langford Kelly Senior Vice President, Legal, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of ConocoPhillips, as amended and restated on December 6, 2013.